UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2015

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices) (Zip code)

(201) 363-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) The Audit Committee of the Board of Directors of ORBCOMM Inc. (the “Company”) recently completed a competitive selection process to select the Company’s independent registered public accounting firm for the year ending December 31, 2015. As a result of this process, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, effective June 10, 2015 upon completion of Grant Thornton’s standard client acceptance procedures. In connection with Grant Thornton’s appointment, the audit committee approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm effective upon the appointment of Grant Thornton.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The audit reports of KPMG on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, accounting principles or audit scope. As a result of the acquisition of Euroscan Holding B.V. (“Euroscan”) in fiscal year 2014, and in reliance on interpretive guidance issued by the Securities and Exchange Commission (“SEC”) staff, the Company chose to exclude Euroscan from its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014. KPMG’s audit of internal control over financial reporting as of December 31, 2014 also excluded an evaluation of the internal control over financial reporting of Euroscan.

During the Company’s two most recent fiscal years ended December 31, 2013 and 2014, and the subsequent interim periods through June 10, 2015, the date the Company’s engagement with KPMG ended, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such periods.

During the Company’s two most recent fiscal years ended December 31, 2013 and 2014 and the subsequent periods through June 10, 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG with a copy of this Form 8-K prior to its filing with the SEC. The Company requested KPMG to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. Such letter is filed as Exhibit 16.1.

(b) On June 10, 2015, the Audit Committee of the Company’s Board of Directors engaged Grant Thornton as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2015.

During the Company’s two most recent fiscal years and any subsequent interim periods prior to the Company’s engagement of Grant Thornton, neither the Company nor anyone acting on its behalf has consulted Grant Thornton on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated June 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By:	/s/ Robert G. Costantini
Name:	Robert G. Costantini
Title:	Executive Vice President and Chief Financial Officer

Date: June 15, 2015